Exhibit 10.1.1.2
EXECUTION DRAFT
FIRST CONSENT, WAIVER AND AMENDMENT
     FIRST CONSENT, WAIVER AND AMENDMENT, dated as of May 3, 2006 (this “Amendment”), to and under the Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among (i) CALPINE CORPORATION (the “Borrower”), (ii) the subsidiaries of the Borrower named therein (the “Guarantors”), (iii) CREDIT SUISSE SECURITIES (USA) LLC and DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint syndication agents (in such capacities, collectively, the “Syndication Agents”), (iv) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as administrative agent for the First Priority Lenders hereunder (in such capacity and including any successors, the “First Priority Agent”), (v) GENERAL ELECTRIC CAPITAL CORPORATION (including its successors, “GE Capital”), as Sub-Agent for the Revolving Lenders hereunder (in such capacity and including any successors, the “Sub-Agent”), (vi) CREDIT SUISSE (“CS”), as administrative agent for the Second Priority Term Lenders hereunder (in such capacity and including any successors, the “Second Priority Agent”), (vii) LANDESBANK HESSEN THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, GE CAPITAL and HSH NORDBANK AG, NEW YORK BRANCH, as joint documentation agents for the First Priority Lenders hereunder, and BAYERISCHE LANDESBANK, GE CAPITAL and UNION BANK OF CALIFORNIA, N.A., as joint documentation agents for the Second Priority Lenders hereunder (in such capacities and including any successors, collectively, the “Documentation Agents”), and (viii) each of the financial institutions from time to time party hereto (collectively, the “Lenders”).
W I T N E S S E T H :
     WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement;
     WHEREAS, the Borrower has informed the Administrative Agents that an Event of Default will occur and be continuing as of May 1, 2006, by reason of the Borrower’s failure to deliver audited financial statements in accordance with the terms of the Credit Agreement;
     WHEREAS, the Borrower has requested that the Administrative Agents and the Lenders waive such Event of Default;
     WHEREAS, the Borrower has requested that the Lenders consent to the use of proceeds of the Loans to make certain payments of pre-petition Indebtedness;
     WHEREAS, the Borrower has further requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth below; and
     WHEREAS, the Lenders have agreed to such requested waiver, consent and amendments, but only upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agents hereby agree as follows:
     SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement. As used in this Agreement, the following terms shall have the meanings specified below:
     “Approval Order” shall mean the final, non-appealable order or orders of the Bankruptcy Court, in each case, in form and substance reasonably acceptable to the Administrative Agents, approving the First Lien Repayment and specifically approving the use of proceeds of Loans under the Credit Agreement to effect the First Lien Repayment.
     “First Lien Notes”: the $785 million of 9.625% First Priority Senior Secured Notes due 2014 and issued by the Borrower on September 30, 2004.
     “First Lien Repayment”: the payment, in one or more payments, by the Borrower, in accordance with the terms of the Approval Order, of $646.11 million of principal outstanding under, and all other amounts payable in connection with, the First Lien Notes and allowed by the Approval Order.
     SECTION 2. CONSENT. Effective upon entry by the Bankruptcy Court on the docket in the Cases of the Approval Order and provided that no Event of Default has occurred and is continuing at the time of the First Lien Repayment, the Lenders hereby consent to the First Lien Repayment and to the use of proceeds of Loans under the Credit Agreement to effect the First Lien Repayment approved pursuant to the Approval Order.
     SECTION 3. WAIVERS.
          3.1 The Lenders hereby waive any Default or Event of Default, together with any default interest accruing pursuant to Section 2.12(c) of the Credit Agreement, in each case arising solely by reason of the failure of the Borrower to comply with Section 5.1(a) of the Credit Agreement with respect to the delivery to the Administrative Agents and the Lenders, for the fiscal year ending December 31, 2005, of a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations, stockholders’ equity and of cash flows for such year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, reported on without qualification arising out of the scope of the audit, by PricewaterhouseCoopers or another independent certified public accountants of nationally recognized standing, provided that, such waiver will expire on May 15, 2006 if the Borrower has not delivered the information required by Section 5.1(a) (as amended by this Amendment) for such fiscal year to the Administrative Agents and the Lenders by such date, in which case an Event of Default will be deemed to occur on such date and to be continuing thereafter, and provided further that, the Administrative Agents may, in their reasonable discretion, extend such May 15, 2006 date to May 31, 2006.

          3.2 The Lenders hereby waive the Default(s) or Event(s) of Default (if any), together with any default interest accruing pursuant to Section 2.12(c) of the Credit Agreement (if any) arising from (i) the failure to have included Calpine Geysers Company, L.P. (“CGCLP”) as a Debtor in the Cases, to have pledged the equity interests in CGCLP and to have granted security interests in the assets of CGCLP as Collateral, or to have caused CGCLP to have become a Guarantor or (ii) from any misstatement, misrepresentation or breach of warranty as a result thereof, in connection therewith or attributable thereto (including without limitation through or as a result of the omission of references to CGCLP or its equity interest or assets, or its existence or status as a Subsidiary in the Credit Agreement, any other Loan Documents or any schedules or exhibits to any Loan Document or any deliveries made pursuant thereto), provided that, such waiver will expire on May 15, 2006, if a petition to cause CGCLP to become a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code has not been filed in the Bankruptcy Court by such date.
     SECTION 4. AMENDMENTS.
          4.1 Amendments to Section 1.1.
          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Closing Date” and inserting in lieu thereof the following new definition:
          ““Closing Date”: February 23, 2006.”.
          (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Projections” and inserting in lieu thereof the following new definition:
          ““Projections”: the detailed consolidated budget for the 2006 and 2007 fiscal years of the Borrower and its Subsidiaries (including the consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto) delivered to the Administrative Agents pursuant to Section 4.1(f) of the Existing Credit Agreement.”.
          4.2 Amendments to Section 5.1.
          (a) Section 5.1(a) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:
          “as soon as available and in any event within 105 days after the fiscal year ending December 31, 2005 and ninety (90) days after the end of each fiscal year thereafter, (i) a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations, stockholders’ equity and of cash flows for such year, and (ii) a copy of the unaudited consolidated balance sheet of Geysers Power Company, LLC and Silverado Geothermal Resources, Inc., as at the end of such year and the related unaudited consolidated statements of operations, stockholders’ equity and of cash flows for such year, and in the case of clause (i), setting forth in comparative form the corresponding consolidated figures for the preceding fiscal year, reported on without qualification arising out of the scope of the audit, by

PricewaterhouseCoopers or another independent certified public accountants of nationally recognized standing;”
          (b) Section 5.1(b) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:
          “as soon as available and in any event within (i) seventy five (75) days after the fiscal quarter ending March 31, 2006, (ii) sixty (60) days after the fiscal quarter ending June 30, 2006 and (iii) forty-five (45) days after the end of (A) the fiscal quarter ending on September 30, 2006 and (B) each of the first three quarterly fiscal periods of each fiscal year thereafter, (x) a copy of the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of a Responsible Officer, which certificate shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries, in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and the absence of footnotes), and (y) a copy of the unaudited consolidated balance sheet of Geysers Power Company, LLC and Silverado Geothermal Resources, Inc., as at the end of such quarter and the related unaudited consolidated statements of income and cash flows for such quarter and the portion of the fiscal year through the end of such quarter, provided that, the seventy-five (75) day period for the fiscal quarter ending March 31, 2006 may be extended to ninety (90) days by the Administrative Agents acting in their reasonable discretion ;”
          (c) Section 5.1(c)(ii) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:
          “not later than (i) March 10, 2006 as to the fiscal month ending December 31, 2005, (ii) forty-five (45) days after the fiscal month ending on each of January 31, 2006, February 28, 2006, March 31, 2006, April 30, 2006, May 31, 2006 and June 30, 2006 and (iii) thirty (30) days after the end of each month thereafter, (A) the unaudited consolidated balance sheet and the unaudited consolidated statement of income of the Borrower and its consolidated Subsidiaries for such fiscal month, together with a comparison to the Projections for the period through the end of such month, and (B) a copy of the unaudited consolidated balance sheet of Geysers Power Company, LLC and Silverado Geothermal Resources, Inc., as at the end of such fiscal month and the related unaudited consolidated statements of income for such fiscal month, together (in the case of clause (A)) with a comparison to the Projections for the period through the end of such month, in each case certified by a Responsible Officer as being fairly stated in all material respects (subject to normal quarter-end and year-end audit adjustments and the absence of footnotes), provided that, the forty-five (45) day period for the fiscal month ending March 31, 2006 may be extended to sixty days (60) by the Administrative Agents acting in their reasonable discretion;”

     (d) Section 5.1(d) of the Credit Agreement is hereby amended by deleting the phrase “Global Entities” where it appears therein and inserting in lieu thereof the words “Borrower and its Subsidiaries (other than Foreign Subsidiaries)”.
     (e) Section 5.1(e) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:
     “no later than Wednesday of each week, a comparison of (i) actual net cash flows of the Borrower and its Subsidiaries (other than Foreign Subsidiaries) for the week most recently ended against (ii) projected net cash flows of the Borrower and its Subsidiaries (other than Foreign Subsidiaries) for such week most recently delivered pursuant to paragraph (d) above, in form and substance satisfactory to the Administrative Agents (including a detailed explanation of any material variances) certified by a Responsible Officer as being fairly stated in all material respects;”
     4.3 Amendment to Section 5.13. Section 5.13 of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:
     “(a) Within 90 days of the Closing Date, deliver to the Administrative Agents evidence of the actions specified as items 2, 6, and 7 on Schedule 5.13, and (b) by November 1, 2006, deliver to the Administrative Agents evidence of the actions specified as items 1, 3, 4, and 5 on Schedule 5.13, provided that, such November 1, 2006 date may be extended, or the obligation to deliver such evidence waived, by the Administrative Agents acting in their reasonable discretion and in each case upon terms and conditions reasonably satisfactory to the Administrative Agents.”
     4.4 Amendment to Section 6.20. Section 6.20 of the Credit Agreement is hereby amended by inserting the phrase “or such other accounts as are reasonably acceptable to the Collateral Agent, in each case”, immediately after the phrase “Concentration Account” where it appears in the second sentence of the Section.
     4.5 Amendments to Section 11.6.
     (a) Section 11.6(c)(iii) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:
     “(iii) unless such sale is to another Lender, Related Fund or Affiliate of any Lender, or involves less than all of the transferor Lender’s rights and obligations under this Agreement, (A) the amount of the rights and obligations so sold shall, unless otherwise agreed to in writing by the applicable Administrative Agent, not be less than $1,000,000 and (B) after giving effect to such assignment, the Commitment of each of the transferor Lender and the transferee Lender shall be at least $1,000,000, or such lesser amount agreed to by the applicable Administrative Agent,”.
     (b) Section 11.6(c) of the Credit Agreement is hereby amended by inserting immediately after the phrase “and the Swingline Lender shall be required” where it appears in Section 11.6(c)(iv), the following:

          “and (v) and in any case, the sale is not to an entity which is restricted from making future advances under a revolving credit facility if the sale is under the Revolving Facility or in any case, to an entity that has filed for relief under the Bankruptcy Code or that is a financially distressed company”.
          4.6 Amendment to Schedule 6.7A. Schedule 6.7A of the Credit Agreement is hereby amended by deleting the words “Insurance Captive” where they appear therein and inserting in lieu thereof the words “Insurance – Captive/External”.
     SECTION 5. CONDITIONS PRECEDENT.
          5.1 Effective Date. This Amendment shall become effective as of the date first set forth above (the “Amendment Effective Date”) following the date on which all of the following conditions have been satisfied or waived:
          (a) Execution and Delivery. The Administrative Agents shall have received counterparts of this Amendment duly executed by (A) the Borrower and the Guarantors and (B) the Required Lenders;
          (b) Amendment Fee. The Administrative Agents shall have received (i) payment, for distribution to each Lender that has signed and delivered this Agreement to the Administrative Agents by not later than 3:00 p.m. (New York City time) on May 3, 2006 (or such later time or date as agreed by the Borrower and the Administrative Agents), an amendment fee equal to 0.05% of the Aggregate Outstandings of such Lender then in effect.
          (c) Fees and Expenses. The Administrative Agents shall have received all fees and accrued expenses of the Administrative Agents (including invoiced fees and expenses of legal counsel to the Administrative Agents) required to be paid by the Borrower pursuant to Section 11.5; and
          (d) No Default. After giving effect to this Amendment, there shall be no Default or Event of Default.
     SECTION 5. GENERAL.
          5.1 Representations and Warranties. In order to induce the Administrative Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agents and the Lenders that after giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.
          5.2 Loan Document. This Amendment constitutes a Loan Document.

     5.2 GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.
     5.3 Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     5.4 Consent of Guarantors. Each of the Guarantors hereby consents to the modifications to the Credit Agreement contemplated hereby.
     5.5 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agents and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.
     5.6 Limited Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Administrative Agents for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations. The Borrower acknowledges and agrees that nothing in this Amendment shall constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default not referenced in Section 3 hereof or for any other time period.
     5.7 Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

BORROWER: CALPINE CORPORATION
By:	/s/ Eric N. Pryor
	Name:	Eric N. Pryor
Title:

GUARANTORS:
AMELIA ENERGY CENTER, LP
ANACAPA LAND COMPANY, LLC
ANDERSON SPRINGS ENERGY COMPANY
ANDROSCOGGIN ENERGY, INC.
AUBURNDALE PEAKER ENERGY CENTER, LLC
AUGUSTA DEVELOPMENT COMPANY, LLC
AVIATION FUNDING CORP.
BAYTOWN ENERGY CENTER, LP
BAYTOWN POWER GP, LLC
BAYTOWN POWER, LP
BELLINGHAM COGEN, INC.
BETHPAGE FUEL MANAGEMENT INC.
BLUE HERON ENERGY CENTER, LLC
BLUE SPRUCE HOLDINGS, LLC
BROAD RIVER ENERGY LLC
BROAD RIVER HOLDINGS, LLC
CALGEN EQUIPMENT FINANCE COMPANY, LLC
CALGEN EQUIPMENT FINANCE HOLDINGS, LLC
CALGEN EXPANSION COMPANY, LLC
CALGEN FINANCE CORPORATION
CALGEN PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY THREE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY TWO, LLC
CALPINE ACADIA HOLDINGS, LLC
CALPINE ADMINISTRATIVE SERVICES COMPANY, INC.
CALPINE AGNEWS, INC.
CALPINE AMELIA ENERGY CENTER GP, LLC
CALPINE AMELIA ENERGY CENTER LP, LLC
CALPINE AUBURNDALE HOLDINGS, LLC
CALPINE BAYTOWN ENERGY CENTER GP, LLC

GUARANTORS:
CALPINE BAYTOWN ENERGY CENTER LP, LLC
CALPINE BETHPAGE 3 PIPELINE CONSTRUCTION COMPANY, INC.
CALPINE BETHPAGE 3, LLC
CALPINE C*POWER, INC.
CALPINE CALGEN HOLDINGS, INC.
CALPINE CALIFORNIA DEVELOPMENT COMPANY, LLC
CALPINE CALIFORNIA ENERGY FINANCE, LLC
CALPINE CALIFORNIA EQUIPMENT FINANCE COMPANY, LLC
CALPINE CALISTOGA HOLDINGS, LLC
CALPINE CENTRAL TEXAS GP, INC.
CALPINE CENTRAL, INC.
CALPINE CENTRAL, L.P.
CALPINE CENTRAL-TEXAS, INC.
CALPINE CHANNEL ENERGY CENTER GP, LLC
CALPINE CHANNEL ENERGY CENTER LP, LLC
CALPINE CLEAR LAKE ENERGY GP, LLC
CALPINE CLEAR LAKE ENERGY, LP
CALPINE COGENERATION CORPORATION
CALPINE CONSTRUCTION MANAGEMENT COMPANY, INC.
CALPINE CORPUS CHRISTI ENERGY GP, LLC
CALPINE CORPUS CHRISTI ENERGY, LP
CALPINE DECATUR PIPELINE, INC.
CALPINE DECATUR PIPELINE, L.P.
CALPINE DIGHTON, INC.
CALPINE EAST FUELS, INC.
CALPINE EASTERN CORPORATION
CALPINE ENERGY SERVICES HOLDINGS, INC.
CALPINE ENERGY SERVICES, LP
CALPINE FINANCE COMPANY
CALPINE FREESTONE ENERGY GP, LLC
CALPINE FREESTONE ENERGY, LP

GUARANTORS:
CALPINE FREESTONE, LLC
CALPINE FUELS CORPORATION
CALPINE GAS HOLDINGS, LLC
CALPINE GENERATING COMPANY, LLC
CALPINE GEYSERS COMPANY, L.P.
CALPINE GILROY 1, INC.
CALPINE GILROY 2, INC.
CALPINE GILROY COGEN, L.P.
CALPINE GLOBAL SERVICES COMPANY, INC.
CALPIRIE GORDONSVILLE GP HOLDINGS, LLC
CALPINE GORDONSVILLE LP HOLDINGS, LLC
CALPINE GORDONSVILLE, LLC
CALPINE GREENLEAF HOLDINGS, INC.
CALPINE GREENLEAF, INC.
CALPINE HIDALGO DESIGN, L.P.
CALPINE HIDALGO ENERGY CENTER, L.P.
CALPINE HIDALGO HOLDINGS, INC.
CALIPNE HIDALGO POWER GP, LLC
CALPINE HIDALGO POWER, LP
CALPINE HIDALGO, INC.
CALPINE INTERNATIONAL HOLDINGS, INC.
CALPINE INTERNATIONAL, LLC
CALPINE INVESTMENT HOLDINGS, LLC
CALPINE KENNEDY AIRPORT, INC.
CALPINE KENNEDY OPERATORS INC.
CALPINE KIA, INC.
CALPINE LEASING INC.
CALPINE LONG ISLAND, INC.
CATPTNE LOST PINES OPERATIONS, INC.
CALPINC LOUISIANA PIPELINE COMPANY
CALPINE MAGIC VALLEY PIPELINE, INC.
CALPINE MONTEREY COGENERATION, INC.
CALPINE MVP, INC.

GUARANTORS:
CALPINE NCTP GP, LLC
CALPINE NCTP, LP
CALPINE NORTHBROOK CORPORATION OF MAINE, INC.
CALPINE NORTHBROOK ENERGY HOLDING, LLC
CALPINE NORTHBROOK ENERGY, LLC
CALPINE NORTHBROOK HOLDINGS CORPORATION
CALPINE NORTHBROOK INVESTORS, LLC
CALPINE NORTHBROOK PROJECT HOLDINGS, LLC
CALPINE NORTHBROOK SERVICES, LLC
CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC
CALPINE NTC, LP
CALPINE ONETA POWER I, LLC
CALPINE ONETA POWER II LLC
CALPINE ONETA POWER, L.P.
CALPINE OPERATING SERVICES COMPANY, INC.
CALPINE OPERATIONS MANAGEMENT COMPANY, INC.
CALPINE PASTORIA HOLDINGS, LLC
CALPINE PHILADELPHIA, INC.
CALPINE PITTSBURG, LLC
CALPINE POWER COMPANY
CALPINE POWER EQUIPMENT LP
CALPINE POWER MANAGEMENT, INC.
CALPINE POWER MANAGEMENT, LP
CALPINE POWER SERVICES, INC
CALPINE POWER, INC.
CALPINE POWERAMERICA, INC.
CALPINE POWERAMERICA — CA, LLC
CALPINE POWERAMERICA — CT, LLC
CALPINE POWERAMERICA — MA, LLC
CALPINE POWERAMERICA — ME, LLC
CALPINE POWERAMERICA — NH, LLC
CALPINE POWERAMERICA — NY, LLC
CALPINE POWERAMERICA — OR, LLC
CALPINE POWERAMERICA, LP
CALPINE PRODUCER SERVICES, L.P.

GUARANTORS:
CALPINE PROJECT HOLDINGS, INC.
CALPINE PRYOR, INC.
CALPINE RUMFORD I, INC.
CALPINE RUMFORD, INC.
CALPINE SCHUYLKILL, INC.
CALPINE SISKIYOU GEOTHERMAL PARTNERS, L.P.
CALPINE SONORAN PIPELINE LLC
CALPINE STONY BROOK, INC.
CALPINE STONY BROOK OPERATORS, INC.
CALPINE STONY BROOK POWER MARKETING, LLC
CALPINE SUMAS, INC.
CALPINE TCCL HOLDINGS, INC.
CALPINE TEXAS PIPELINE GP, INC.
CALPINE TEXAS PIPELINE LP, INC.
CALPINE TEXAS PIPELINE, L.P.
CALPINE TIVERTON 1, INC.
CALPINE TIVERTON, INC.
CALPINE ULC I HOLDING, LLC
CALPINE UNIVERSITY POWER, INC.
CALPINE UNRESTRICTED FUNDING, LLC
CALPINE UNRESTRICTED HOLDINGS, LLC
CALPINE VAPOR, INC.
CARVILLE ENERGY LLC
CCFC DEVELOPMENT COMPANY, LLC
CCFC EQUIPMENT FINANCE COMPANY, LLC
CCFC PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CES GP, LLC
CGC DIGHTON, LLC
CHANNEL ENERGY CENTER, LP
CHANNEL POWER GP, LLC
CHANNEL POWER, LP
CLEAR LAKE COGENERATION LIMITED PARTNERSHIP
COGENAMERICA ASIA INC.
COGENAMERICA PARLIN SUPPLY CORP.
COLUMBIA ENERGY LLC
CORPUS CHRISTI COGENERATION

GUARANTORS:
L.P.
CPN 3RD TURBINE, INC.
CPN ACADIA, INC.
CPN BERKS GENERATION, INC,
CPN BERKS, LLC
CPN BETHPAGE 3RD TURBINE, INC.
CPN CASCADE, INC.
CPN CLEAR LAKE, INC.
CPN DECATUR PIPELINE, INC.
CPN ENERGY SERVICES GP, INC.
CPN ENERGY SERVICES LP, INC.
CPN FREESTONE, LLC
CPN FUNDING, INC.
CPN MORRIS, INC.
CPN OXFORD, INC.
CPN PIPELINE COMPANY
CPN PLEASANT HILL OPERATING, LLC
CPN PLEASANT HILL, LLC
CPN POWER SERVICES GP, LLC
CPN PRYOR FUNDING CORPORATION
CPN TELEPHONE FLAT, INC.
DECATUR ENERGY CENTER, LLC
DEER PARK POWER GP, LLC
DEER PARK POWER, LP
DELTA ENERGY CENTER, LLC
DIGHTON POWER ASSOCIATES LIMITED PARTNERSHIP
EAST ALTAMONT ENERGY CENTER, LLC
FOND DU LAC ENERGY CENTER, LLC
FONTANA ENERGY CENTER, LLC
FREESTONE POWER GENERATION, LP
FREESTONE POWER GENERATION, LP
GEC BETHPAGE INC.
GEOTHERMAL ENERGY PARTNERS LLC
GEYSERS POWER COMPANY II, LLC
GEYSERS POWER COMPANY, LLC
GEYSERS POWER I COMPANY
GOLDENDALE ENERGY CENTER, LLC
HAMMOND ENERGY LLC
HILLABEE ENERGY CENTER, LLC
IDELWILD FUEL MANAGEMENT CORP.

GUARANTORS:
JMC BETHPAGE, INC.
KIAC PARTNERS
LAKE WALES ENERGY CENTER, LLC
LAWRENCE ENERGY CENTER, LLC
LONE OAK ENERGY CENTER, LLC
LOS ESTEROS CRITICAL ENERGY FACILITY, LLC
LOS MEDANOS ENERGY CENTER LLC
MAGIC VALLEY GAS PIPELINE GP, LLC
MAGIC VALLEY GAS PIPELINE, LP
MAGIC VALLEY PIPELINE, L.P.
MEP PLEASANT HILL, LLC
MOAPA ENERGY CENTER, LLC
MOBILE ENERGY LLC
MODOC POWER, INC.
MORGAN ENERGY CENTER, LLC
MOUNT HOFFMAN GEOTHERMAL COMPANY, L.P.
MT. VERNON ENERGY LLC
NEWSOUTH ENERGY LLC
NISSEQUOGUE COGEN PARTNERS
NORTHWEST COGENERATION, INC.
NTC FIVE, INC.
NTC GP, LLC
NUECES BAY ENERGY LLC
O.L.S. ENERGY-AGNEWS, INC.
ODYSSEY LAND ACQUISITION COMPANY
PAJARO ENERGY CENTER, LLC
PASTORIA ENERGY CENTER, LLC
PASTORIA ENERGY FACILITY, LLC
PHILADELPHIA BIOGAS SUPPLY, INC.
PHIPPS BEND ENERGY CENTER, LLC
PINE BLUFF ENERGY, LLC
POWER INVESTORS, L.L.C.
QUINTANA CANADA HOLDINGS, LLC
ROCKGEN ENERGY LLC
RUMFORD POWER ASSOCIATES LIMITED PARTNERSHIP
RUSSELL CITY ENERGY CENTER, LLC
SAN JOAQUIN VALLEY ENERGY CENTER, LLC
SILVERADO GEOTHERMAL RESOURCES, INC.

GUARANTORS:
SKIPANON NATURAL GAS, LLC
SOUTH POINT ENERGY CENTER, LLC
SOUTH POINT HOLDINGS, LLC
STONY BROOK COGENERATION, INC.
STONY BROOK FUEL MANAGEMENT CORP.
SUTTER DRYERS, INC.
TBG COGEN PARTNERS
TEXAS CITY COGENERATION, L.P.
TEXAS COGENERATION COMPANY
TEXAS COGENERATION FIVE, INC.
TEXAS COGENERATION ONE COMPANY
THERMAL POWER COMPANY
THOMASSEN TURBINE SYSTEMS AMERICA, INC.
TIVERTON POWER ASSOCIATES LIMITED PARTNERSHIP
TOWANTIC ENERGY, L.L.C.
VEC HOLDINGS, LLC
VENTURE ACQUISITION COMPANY
VINEYARD ENERGY CENTER, LLC
WAWAYANDA ENERGY CENTER, LLC
WHATCOM COGENERATION PARTNERS, L.P.
ZION ENERGY LLC

By:	/s/ Eric N. Pryor
	Name:	Eric N. Pryor
Title:

CPN POWER SERVICES, LP
By:	/s/ Eric N. Pryor
Name:
Title:

POWER SYSTEMS MFG., LLC
By:	/s/ Charles B. Clark, Jr.
Name:
Title:

AGENTS AND LENDERS: DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Administrative Agent and as a Lender
By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Steven A. Cohen
	Name:	Steven A. Cohen
	Title:	Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an Administrative Agent and as a Lender
By:	/s/ James Moran
	Name:	James Moran
	Title:	Managing Director

By:	/s/ Dana F. Klein
	Name:	Dana F. Klein
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Blue Mountain CLO I

By:	/s/ [Illegible]
Name:
Title:

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty Advisors, LLC as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GENERAL PARTNER:
TCW BASS LAKE PARTNERS, LLC. as General Partner
TCW ASSET MANAGEMENT COMPANY its Managing Member

By:	/s/ Melissa V. Weiler
	Name:	Melissa V. Weiler
	Title:	Managing Directo

By:	/s/ Craig J. Rethmeyer
	Name:	Craig J. Rethmeyer
	Title:	Senior Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TCW Senior Secured Floating Rate Loan Fund, L.P. By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TRS BRUIN LLC

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TRS VENOR LLC

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
[Illegible]

By:	/s/ W. C. Pappas
	Name:	W. C. Pappas
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
[Illegible]

By:	/s/ W. C. Pappas
	Name:	W. C. Pappas
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
[Illegible]

By:	/s/ W. C. Pappas
	Name:	W. C. Pappas
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
[Illegible]

By:	/s/ W. C. Pappas
	Name:	W. C. Pappas
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
[Illegible]

By:	/s/ W. C. Pappas
	Name:	W. C. Pappas
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
[Illegible] Capital Partners [Illegible] LP

By:	/s/ Jon Jackson
	Name:	Jon Jackson
	Title:	Principal
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Ares X CLO, Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Ares IIR CLO, Ltd.

By:	Ares CLO Management IIR, L.P., Investment Manager

By:	Ares CLO GP IIR, LLC, Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CONFLUENT 2 LIMITED
By: Ares Private Account Management I, L.P., as Sub-Manager
By: Ares Private Account Management I GP, LLC, as General Partner
By: Ares Management LLC, as Manager

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Venor Capital Master Fund Ltd.

By:	/s/ Michael Wartell
	Name:	Michael Wartell
	Title:	Principal
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TRS CALLISTO LLC

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
HSH Nordbank, New York Branch

By:	/s/ Steven Pottle
	Name:	Steven Pottle
	Title:	Vice President

By:	/s/ [Illegible}
	Name:	Jack [Illegible]
	Title:	Senior Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FALL CREEK CLO, Ltd.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
EAGLE CREEK CLO, Ltd.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Citibank, N.A.

By:	/s/ Deborah R. Clark
	Name:	Deborah R. Clark
	Title:	Attorney-in-Fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AIMCO CLO, Series 2005-A

By:	/s/ Breege A. Farrell
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AIMCO CLO, Series 2005-A

By:	/s/ Breege A. Farrell
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
LATITUDE CLO II, LTD.

By:	/s/ Chauncey F. Lufkin, III
	Name:	Chauncey F. Lufkin, III
	Title:	Chief Investment Officer
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
KC CLO II PLC

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Vice President

By:	/s/ Steve Martin
	Name:	Steve Martin
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
MERRILL LYNCH CREDIT PRODUCTS, LLC

By:	/s/ Neyda Darias
	Name:	Neyda Darias
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
OCM High Yield Plus Fund, L.P.

By:	OCM High Yield Plus Fund GP, LLC

Its:	General Partner

By:	Oaktree Capital Management, LLC

Its:	Managing Member

By:	/s/ [Illegible]
Name:
Title:

By:	/s/ Richard Ting
Richard Ting
	Title:	Senior Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC.

By:	/s/ Mikus N. Kins
	Name:	Mikus N. Kins
	Title:	Attorney-in-fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC.

By:	/s/ Mikus N. Kins
	Name:	Mikus N. Kins
	Title:	Attorney-in-fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Atrium CDO

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Atrium III

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Atrium V

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CSAM Funding I

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CSAM Funding II

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CSAM Funding III

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CSAM Funding IV

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CS Credit Strategies

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Madison Park Funding II

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Atlas Loan Funding (Hartford), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AVENUE CLO III, LIMITED

By:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AVENUE CLO II, LIMITED

By:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GLC CDO I, Ltd.
By: Global Leveraged Capital Management, LLC, as Collateral Manager

By:	/s/ Michael Ferris
	Name:	Michael Ferris
	Title:	Principal
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

By:	/s/ Bryan J. Lynch
	Name:	Bryan J. Lynch
	Title:	First Vice President

By:	/s/ Patrick W. Kunkel
	Name:	Patrick W. Kunkel
	Title:	Director
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CREDIT SUISSE, Cayman Islands Branch

By:	/s/ Dana F. Klein
	Name:	Dana F. Klein
	Title:	Managing Director

/s/ Barry Zamore
Barry Zamore
Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender,

By:	/s/ John P. Connor
	Name:	John P. Connor
	Title:	Senior Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AZURE Funding

By:	/s/ Eugene Caraus
	Name:	Eugene Caraus
	Title:	Attorney-in-fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
RCG CARPATHIA
MASTER FUND, LTD

By:	/s/ Morgan Stark
	Name:	Morgan Stark
	Title:	Managing Member
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Grand Central Asset Trust, DHV Series

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TRICAP MANAGEMENT LIMITED:

By:	/s/ Joseph Freedman
	Name:	Joseph Freedman
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
LANDESBANK HESSEN-THURINGEN
GIROZENTRALE, NEW YORK BRANCH:

By:	/s/ Erica A. Egan
	Name:	Erica A. Egan
	Title:	Vice President Corporate Finance Division Structured Finance Dept.

By:	/s/ David A. Leech
	Name:	David A. Leech
	Title:	Senior Vice President Manager, Corporate Finance Corporate Finance Division
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
PUTNAM FLOATING RATE INCOME FUND

By:	/s/ See Following Page
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

PUTNAM FLOATING RATE INCOME FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
PUTNAM BANK LOAN FUND (CAYMAN)
MASTER FUND

By:	/s/ See Following Page
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

PUTNAM BANK LOAN FUND (CAYMAN)
MASTER FUND, a series of the PUTNAM
OFFSHORE MASTER SERIES TRUST,
by The Putnam Advisory Company, LLC

/s/ Angela Patel
Name: Angela Patel
Title: Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BOSTON HARBOR CLO 2004-1, LTD.

By:	/s/ See Following Page
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

BOSTON HARBOR CLO 2004-1, LTD.
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CONFLUENT 4 LIMITED

By:	/s/ See Following Page
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

LENDER:
CONFLUENT 4 LIMITED,
As Lender

By:	Loomis, Sayles & Company, L.P., As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FORE CONVERTIBLE MASTER FUND, Ltd

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Assistant Secretary
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FORE MULTI STRATEGY MASTER FUND, Ltd

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Assistant Secretary
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FORE ERISA FUND, Ltd

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Assistant Secretary
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
MAN MAC I, Ltd

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Chief Portfolio Manager Fore Research & Management, LP Acting on behalf of MAN MAC I, Ltd
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
___Fortress Credit Investments I LTD.

By:	/s/ Marc K. Furstein
	Name:	Marc K. Furstein
	Title:	Chief Operating Officer
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
___Fortress Credit Investments II LTD.

By:	/s/ Marc K. Furstein
	Name:	Marc K. Furstein
	Title:	Chief Operating Officer
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
LightPoint CLO 2004-1, Ltd.
Premium Loan Trust I, Ltd.
LightPoint CLO III, Ltd.
LightPoint CLO IV, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BLACK DIAMOND CLO 2005-1 LTD.
By: Black Diamond Capital Management, L.L.C.
as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BLACK DIAMOND CLO 2005-2 LTD.
By: Black Diamond Capital Management, L.L.C.
as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond Capital Management, L.L.C.
as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BLACK DIAMOND INTERNATIONAL FUNDING LTD

By:	/s/ [Illegible]
Name:
Title:
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Classic Cayman B.D. Limited:

By:	/s/ Daniel Conlon
	Name:	Daniel Conlon
	Title:	Authorized Signatory

By:	/s/ Janet Wolff
	Name:	Janet Wolff
	Title:	Authorized Signatory
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Luminus Energy Partners Master Fund, Ltd.:

By:	/s/ Paul Segal
	Name:	Paul Segal
	Title:	Director
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Farrington Capital, LP:

By:	/s/ Paul Segal
	Name:	Paul Segal
	Title:	President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Malibu CBNA Loan Funding LLC, for itself or as agent for Malibu CFPI Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TRS IO LLC

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GRAYSON & CO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Ali Mirza
	Name:	Ali Mirza
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
SOL Loan Funding LLC for itself or as agent for SOL2 Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Carlyle Loan Investment, Ltd.

By:	/s/ Mark Alter
	Name:	Mark Alter
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AG Alpha Credit Master, Ltd.

By:	Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Michael Gordon
	Name:	Michael Gordon
Title:

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:

By:	/s/ Mark A. Brostowski
	Name:	Mark A. Brostowski
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Stone Tower CLO IV Ltd.
By: Stone Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Stone Tower CLO II Ltd.
By: Stone Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Granite Ventures I Ltd.
By: Stone Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Stone Tower Credit Funding I Ltd.
By: Stone Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BAYERISCHE LANDESBANK,
NEW YORK BRANCH

By:	/s/ Norman McClave
	Name:	Norman McClave
	Title:	First Vice President

By:	/s/ Stuart Schulman
	Name:	Stuart Schulman
	Title:	Senior Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Wells Capital Management
for Silverado CLO 2006-I

By:	/s/ Philip Sosser
	Name:	Philip Sosser
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Wells Capital Management
for account #13823100

By:	/s/ Philip Sosser
	Name:	Philip Sosser
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Wells Capital Management
for account #15605400
(Vulcan Ventures)

By:	/s/ Philip Sosser
	Name:	Philip Sosser
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Wells Capital Management
for account #16463700

By:	/s/ Philip Sosser
	Name:	Philip Sosser
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Wells Capital Management
for account #18866500

By:	/s/ Philip Sosser
	Name:	Philip Sosser
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CREDIT GENESIS CLO 2005-1 LTD

By:	/s/ [Illegible]
Name:
Title:

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
DURHAM ACQUISITION CO., LLC

By:	/s/ [Illegible]
Name:
Title:

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BEAR STEARNS CREDIT PRODUCTS INC.

By:	/s/ Alexander Maldutis
	Name:	Alexander Maldutis
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ Jonathan Weiss
	Name:	Jonathan Weiss
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Kingsland II, Ltd.

By:	/s/ Vincent Suno
	Name:	Vincent Suno
	Title:	Authorized Officer Kingsland Capital Management, LLC as Manager

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Kingsland III, Ltd.

By:	/s/ Vincent Suno
	Name:	Vincent Suno
	Title:	Authorized Officer Kingsland Capital Management, LLC as Manager

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
RESTORATION HOLDINGS LTD

By:	/s/ Pamela M. Lawrence
	Name:	Pamela M. Lawrence
	Title:	Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Union Bank of California, N.A.

By:	/s/ Bryan Read
	Name:	Bryan Read
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FIELD POINT II, LTD.

By:	/s/ Richard Petrill
	Name:	Richard Petrill
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FIELD POINT III, LTD.

By:	/s/ Richard Petrill
	Name:	Richard Petrill
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
ENDURANCE CLO I, LTD
C/o West Gate Horizons Advisors LLC,
As Portfolio Manager

By:	/s/ Gordon R. Cook
	Name:	Gordon R. Cook
	Title:	Senior Credit Analyst

WG Horizons CLO I
By: West Gate Horizons Advisors LLC,
as Manager

By:	/s/ Gordon R. Cook
	Name:	Gordon R. Cook
	Title:	Senior Credit Analyst

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
THE FOOTHILL GROUP, INC.

By:	/s/ Dennis R. Ascher
	Name:	Dennis R. Ascher
	Title:	Sr. V.P.

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
NATIONWIDE LIFE INSURANCE COMPANY:

By:	/s/ Wayne T. Frisbee
	Name:	Wayne T. Frisbee
	Title:	Vice President – Portfolio Management

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY:

By:	/s/ Wayne T. Frisbee
	Name:	Wayne T. Frisbee
	Title:	Vice President – Portfolio Management

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
NACM CLO I:

By:	/s/ Joanna Willers
	Name:	Joanna Willers
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Grand Central Asset Trust, Single Name Series

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Grand Central Asset Trust, KMT Series

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Halcyon Fund, L.P.
By: Halcyon Asset Management LLC, Its Investment Manager

By:	/s/ James Pasquarelli
	Name:	James Pasquarelli
	Title:	Chief Financial Officer

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Halcyon Structured Asset Management Long Secured/Short Unsecured CLO I Ltd.
By: HALCYON STRUCTURED ASSET MANAGEMENT L.P., as Collateral Manager
By: Halcyon Structured Asset Management LLC, its sole general partner

By:	/s/ James Pasquarelli
	Name:	James Pasquarelli
	Title:	Chief Financial Officer

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II Ltd.
By: HALCYON STRUCTURED ASSET MANAGEMENT L.P., as Collateral Manager
By: Halcyon Structured Asset Management LLC, its sole general partner

By:	/s/ James Pasquarelli
	Name:	James Pasquarelli
	Title:	Chief Financial Officer

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
SOF INVESTMENTS, L.P.

By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager and General Counsel

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
WIND RIVER CLO I LTD.
By McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
WIND RIVER CLO II – TATE INVESTORS, LTD.
By McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
MCDONNELL LOAN OPPORTUNITY LTD.
By McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TCW Senior Secured Loan Fund, LP
By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FIRST 2004-II CLO, LTD.
By: TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.
By: TCW Advisors, Inc.,
as Portfolio Manager of Loan Funding I LLC

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Raven Credit Opportunities Master Fund, Ltd
by Raven Asset Management, LLC
as Investment Advisor

By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	CFO/COO

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
DUNES FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
JUPITER LOAN FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
PINEHURST TRADING, INC.

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
STANWICH LOAN FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Halcyon Fund, L.P.
By: Halcyon Asset Management LLC, Its Investment Manager

By:	/s/ James Pasquarelli
	Name:	James Pasquarelli
	Title:	Chief Financial Officer

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Halcyon Structured Asset Management
Long Secured/Short Unsecured CLO I Ltd.
By: HALCYON STRUCTURED ASSET MANAGEMENT L.P., as Collateral Manager
By: Halcyon Structured Asset Management LLC, its sole general partner

By:	/s/ James Pasquarelli
	Name:	James Pasquarelli
	Title:	Chief Financial Officer

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Halcyon Structured Asset Management
Long Secured/Short Unsecured CLO II Ltd.
By: HALCYON STRUCTURED ASSET MANAGEMENT L.P., as Collateral Manager
By: Halcyon Structured Asset Management LLC, its sole general partner

By:	/s/ James Pasquarelli
	Name:	James Pasquarelli
	Title:	Chief Financial Officer

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CONTINENTAL CASUALTY COMPANY

	By:	/s/ Marilou R. McGirr
Approved by Law Dept		Name:	Marilou R. McGirr
By: MPL		Title:	Vice President and Assistant Treasurer
Date: 5-3-06
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GoldenTree 2004 Trust
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GoldenTree High Yield Opportunities II, LP
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GoldenTree Credit Opportunities Financing II, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GoldenTree Credit Opportunities Financing I, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
GoldenTree MultiStrategy Financing, Ltd
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Citi GoldenTree, Ltd
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Grand Central Asset Trust, BAS Series

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
RAINTREE TRADING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CHAMPLAIN CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
KATONAH V, LTD.
By: INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By: INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES
By: Four Corners Capital Management, LLC
As Sub-Adviser

By:	/s/ Steven Columbaro
	Name:	Steven Columbaro, CFA
	Title:	Sr. Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FOUR CORNERS CLO 2005-I, Ltd.
By: Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Steven Columbaro
	Name:	Steven Columbaro, CFA
	Title:	Sr. Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FORTRESS PORTFOLIO TRUST
By: Four Corners Capital Management, LLC
As Investment Manager

By:	/s/ Steven Columbaro
	Name:	Steven Columbaro, CFA
	Title:	Sr. Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
By: Four Corners Capital Management, LLC
As Sub-Adviser

By:	/s/ Steven Columbaro
	Name:	Steven Columbaro, CFA
	Title:	Sr. Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
By: Four Corners Capital Management, LLC
As Sub-Adviser

By:	/s/ Steven Columbaro
	Name:	Steven Columbaro, CFA
	Title:	Sr. Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
AUGUSTA TRADING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
IDS Life Insurance Company
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Ameriprise Certificate Company
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Centurion CDO II, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Centurion CDO VII, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Centurion CDO 8, Limited
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Centurion CDO 9, Limited
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Cent CDO 10 Limited
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Cent CDO XI, Limited
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
RiverSource Floating Rate Fund
A Series of AXP Discovery Series, Inc.

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sequils-Centurion V, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor – Fixed Assets

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Highland Floating Rate Advantage Fund

By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Highland Floating Rate LLC

By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Highland Legacy Limited
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Liberty CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Rockwall CDO LTD.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Highland Offshore Partners, L.P.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Bank of America, N.A.

By:	/s/ Michael S. Roof
	Name:	Michael S. Roof
	Title:	Vice-President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
HARBOUR TOWN FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Greenwich [Illegible], Ltd.

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	MD

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Atlas Loan Funding (Navigator), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty Advisors, LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral Manger

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty Advisors, LLC as Collateral
Manager for Prospect Funding I,
LLC as Term Lender

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO,
Limited, as Term Lender

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty High Yield Partners, II, L.P.

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Sankaty High Yield Partners, III, L.P.

By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Satellite Senior Income Fund II, LLC
By Satellite Asset Management, L.P.
Its Investment Manager

By:	/s/ [Illegible]
	Name:	Simon [Illegible]
	Title:	General Counsel

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Evergreen CBNA Loan Funding LLC, for itself or as agent for Evergreen CFPI Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
SunAmerica Life Insurance Company
By: AIG Global Investment Corp., Inc.
its Investment Advisor

By:	/s/ J. Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

SunAmerica Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp.
Investment Sub-Advisor

By:	/s/ J. Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Inc.
its Collateral Manager

By:	/s/ J. Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager

By:	/s/ J. Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

Galaxy IV CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager

By:	/s/ J. Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy V CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager

By:	/s/ J. Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy VI CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager

By:	/s/ J. Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
OAK HILL SECURITIES FUND, L.P.
By: Oak Hill Securities GenPar, L.P.
its General Partner
By: Oak Hill Securities MGP, Inc.,
its General Partner

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL SECURITIES FUND II, L.P.
By: Oak Hill Securities GenPar II, L.P.
its General Partner
By: Oak Hill Securities MGP II, Inc.,
its General Partner

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
KNIGHT CBNA FUNDING-
KNIGHT CFPI LOAN FUNDING LLC

Knight CNBA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC
By:	/s/ Matthew Massier
	Name:	Matthew Massier
	Title:	As Attorney In Fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:

Four Corners CLO II, LTD.
By:	/s/ Matthew Massier
	Name:	Matthew Massier
	Title:	As Attorney In Fact
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:
Highland Offshore Partners, L.P.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

By:

Name:
Title:

OAK HILL CREDIT ALPHA FUND, L.P.		OAK HILL CREDIT ALPHA FUND (OFFSHORE), LTD.

By: Oak Hill Credit Alpha GenPar, L.P. its General Partner

By: /s/ Scott D. Krase

By: Oak Hill Credit Alpha MGP, LLC, its General Partner		Name: Scott D. Krase Title: Vice President

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Vice President
Signature page to the First Consent, Waiver and Amendment

SIGNATURE PAGE TO THE FIRST CONSENT, WAIVER AND AMENDMENT, DATED AS OF MAY 3, 2006 TO THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, DATED AS OF FEBRUARY 23, 2006, AMONG CALPINE CORPORATION, THE SUBSIDIARIES OF CALPINE CORPORATION NAMED THEREIN, THE LENDERS FROM TIME TO TIME PARTIES THERETO, CREDIT SUISSE AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.
NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender
By:	/s/ James F. Kellogg
	Name:	James F. Kellogg
	Title:	Managing Director

Signature page to the First Consent, Waiver and Amendment